Exhibit 99.1

WM Technology, Inc. Reports First Quarter 2023 Financial Results

Announces First Quarter 2023 Financial Results with Revenue of $48.0 million

Irvine, Calif. -- May 9, 2023 -- WM Technology, Inc. (“WM Technology” or the “Company”) (Nasdaq: MAPS), a leading technology and software infrastructure provider to the cannabis industry, today announced its financial results for the first quarter ended March 31, 2023.

“We are pleased with our Q1 results as they positively reflect the strategic actions we have taken since November to improve our bottom line,” said Doug Francis, Executive Chair of WM Technology. “Our continued focus on our marketplace experience and commitment to delivering value to our clients is generating business stability despite end markets that remain challenged. While we still have work to do, our return to positive adjusted EBITDA and operating cash flows signal that our operational and financial position is as strong as it’s been in some time. Lastly, I want to congratulate and thank the entire Weedmaps team for the hard work throughout this past 420 holiday. We saw our highest volume of orders placed on the platform, which I believe further cements how critical Weedmaps is to the success of our clients.”

First Quarter 2023 Financial Highlights

•Revenue was $48.0 million as compared to $57.5 million in the first quarter of 2022 (“prior year period”).
◦Average monthly paying clients(1) was 5,641, as compared to 5,026 from the prior year period.
◦Average monthly revenue per paying client(2) was $2,837, as compared to $3,810 from the prior year period.
•Net loss was $4.0 million as compared to net loss of $31.2 million from the prior year period.
•Adjusted EBITDA(3) was $7.1 million as compared to $(1.0) million from the prior year period.
•Basic and diluted net loss per share was $0.03 based on 92.3 million of Class A Common Stock weighted average shares outstanding.
•Total shares outstanding across Class A and Class V Common Stock were 148.1 million as of March 31, 2023.
•Cash totaled $25.9 million as of March 31, 2023, with no long-term debt.

Reconciliations of GAAP to non-GAAP financial measures have been provided in the tables included in this release.
______________________________

(1)Average monthly paying clients are defined as the average of the number of paying clients billed in a month across a particular period (and for which services were provided).
(2)Average monthly revenue per paying client is defined as the average monthly revenue for any particular period divided by the average monthly paying clients in the same respective period.
(3)For further information about how we calculate EBITDA and Adjusted EBITDA as well as limitations of their use and a reconciliation of EBITDA and Adjusted EBITDA to net (loss) income, see “Reconciliation of Net (Loss) Income to EBITDA and Adjusted EBITDA” below.

April 20, 2023 (“420”) Highlights
•Over 30 in-market activations across 12 states supporting our clients surrounding 420 and driving Weedmaps awareness
•“20 Days of Deals” initiative which drove traffic to our platform while simultaneously elevating awareness and traffic to our retail and delivery partners

•Innovative partnership with Jack in the Box promoting the return of its Pineapple Express Shake across the
Weedmaps platform
•New weekly record for number of online orders and deals claimed

Business Outlook
Based on information available as of May 9, 2023, WM Technology is issuing guidance for the second quarter of 2023 as follows:

•Revenue is estimated to be consistent with the first quarter of 2023.
•Non-GAAP Adjusted EBITDA(1) is estimated to be approximately $4 million.

The guidance provided above is only an estimate of what we believe is realizable as of the date of this release. We are not readily able to provide a reconciliation of projected Non-GAAP Adjusted EBITDA to projected net income (loss) without unreasonable effort. This guidance assumes that no business acquisitions, investments, restructurings, or legal settlements are concluded in the period. Our results are based on assumptions that we believe to be reasonable as of this date, but may be materially affected by many factors, as discussed below in “Forward-Looking Statements.” Actual results may vary from the guidance and the variations may be material. We undertake no intent or obligation to publicly update or revise any of these projections, whether as a result of new information, future events or otherwise, except as required by law.

Investor Conference Call and Webcasts
The Company will host a conference call and webcast today, Tuesday, May 9, 2023, at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) at https://edge.media-server.com/mmc/p/2eimzdir. A webcast replay will also be archived at ir.weedmaps.com.
The Company has used, and intends to continue to use, the investor relations portion of its website as a means of disclosing material non-public information and for complying with disclosure obligations under Regulation FD.

About WM Technology
Founded in 2008, WM Technology operates the leading online cannabis marketplace for consumers together with a comprehensive set of eCommerce and compliance software solutions for cannabis businesses, which are sold to retailers and brands in the U.S. state-legal and Canadian cannabis markets. The Company is driven by a passion for the plant, and is on a mission to champion the truth and stand with all who believe in open access to cannabis.
The Company’s technology addresses the challenges facing both consumers seeking to understand cannabis products and businesses who serve cannabis users in a legally compliant fashion. Over the past 14 years, the Weedmaps marketplace has become a premier destination for cannabis consumers to discover and browse information regarding cannabis and cannabis products, permitting product discovery and order-ahead for pickup or delivery by participating retailers. Weedmaps for Business is a set of eCommerce-enablement tools designed to help retailers and brands get the best out of the Weedmaps’ consumer experience, create labor efficiencies and manage compliance needs.
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WM Technology holds a strong belief in the power of cannabis and the importance of enabling safe, legal access to consumers worldwide. Since inception, WM Technology has worked tirelessly, not only to become the most comprehensive platform for consumers, but to build the software solutions that power businesses compliantly in the space, to advocate for legalization, social equity, and licensing in many jurisdictions, and to facilitate further learning through partnering with subject matter experts on providing detailed, accurate information about the plant.

Headquartered in Irvine, California, WM Technology supports remote work for all eligible employees. Visit us at www.weedmaps.com.
Forward-Looking Statements
This press release includes “forward-looking statements” regarding our future business expectations which involve risks and uncertainties. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics and projections of market opportunity and market share. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including the Company’s financial and business performance, including key business metrics and any underlying assumptions thereunder; market opportunity and the Company’s ability to acquire new customers and retain existing customers; expectations and timing related to commercial product launches; success of the Company’s go-to-market strategy; ability to scale its business and expand its offerings; the Company’s competitive advantages and growth strategies; the Company’s future capital requirements and sources and uses of cash; the Company’s ability to obtain funding for our future operations; the outcome of any known and unknown litigation and regulatory proceedings; changes in domestic and foreign business, market, financial, political and legal conditions; risks relating to the uncertainty of the projected financial information with respect to the Company; future global, regional or local economic and market conditions affecting the cannabis industry; the development, effects and enforcement of and changes to laws and regulations, including with respect to the cannabis industry; the Company’s ability to successfully capitalize on new and existing cannabis markets, including its ability to successfully monetize its solutions in those markets; the Company’s ability to manage future growth; the Company’s ability to develop new products and solutions, bring them to market in a timely manner, and make enhancements to its platform and the Company’s ability to maintain and grow its two-sided digital network, including its ability to acquire and retain paying customers; the effects of competition on the Company’s future business; the Company’s success in retaining or recruiting, or changes required in, officers, key employees or directors, including the CEO transition; the possibility that we may be adversely affected by other economic, business or competitive factors; the possibility that the Company may be adversely affected by other economic, business or competitive and those factors discussed in the Company’s 2022 Annual Report on Form 10-K filed with Securities and Exchange Commission (the “SEC”) on March 16, 2023 and subsequent Form 10-Qs or Form 8-Ks filed with the SEC. If any of these risks materialize or these assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company does not presently know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this press release. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.
Use of Non-GAAP Financial Measures
Our financial statements, including net loss, are prepared in accordance with principles generally accepted in the United States of America (“GAAP”).
To provide investors with additional information regarding our financial results, we have disclosed EBITDA and Adjusted EBITDA, all of which are non-GAAP financial measures that we calculate as net loss before interest, taxes and depreciation and amortization expense in the case of EBITDA and further adjusted to exclude stock-based compensation, change in fair value of warrant liability, change in tax receivable agreement liability, transaction related bonuses, transaction costs, legal settlements and other legal costs, reduction in force and other non-cash, unusual and/or infrequent costs in the case of Adjusted EBITDA. Below we have provided a reconciliation of net (loss) income (the most directly comparable GAAP financial measure) to EBITDA; and from EBITDA to Adjusted EBITDA.
We present EBITDA and Adjusted EBITDA because these metrics are a key measure used by our management to evaluate our operating performance, generate future operating plans and make strategic decisions regarding the allocation of investment capacity. Accordingly, we believe that EBITDA and Adjusted EBITDA provide useful information to investors and others in understanding and evaluating our operating results in the same manner as our management.
Each of EBITDA and Adjusted EBITDA has limitations as an analytical tool, and you should not consider any of these non-GAAP financial measures in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are as follows:
•although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and EBITDA and Adjusted EBITDA do not reflect cash capital expenditure requirements for such replacements or for new capital expenditure requirements;
•EBITDA and Adjusted EBITDA do not reflect changes in, or cash requirements for, our working capital needs; and
•EBITDA and Adjusted EBITDA do not reflect tax payments that may represent a reduction in cash available to us.
Because of these limitations, you should consider EBITDA and Adjusted EBITDA alongside other financial performance measures, including net loss and our other GAAP results.
Definition of Key Operating and Financial Metrics
•Average Monthly Revenue Per Paying Client: Average monthly revenue per paying client measures how much clients, for the period of measurement, are willing to pay us for our subscription and additional offerings and the efficiency of the bid-auction process for our featured listings placements. We calculate this metric by dividing the average monthly revenue for any particular period by the average monthly number of paying clients in the same respective period. The calculation of monthly revenue includes revenue from any clients that cease to be paying clients during the applicable month.
•Average Monthly Paying Clients: We define average monthly paying clients as the monthly average of clients billed each month over a particular period (and for which services were provided).

WM TECHNOLOGY, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Unaudited)
(In thousands, except for share data)

	March 31, 2023	December 31, 2022
Assets
Current assets
Cash	$25,902	$28,583
Accounts receivable, net	15,401	17,438
Prepaid expenses and other current assets	6,866	8,962
Total current assets	48,169	54,983
Property and equipment, net	25,556	24,928
Goodwill	68,368	68,368
Intangible assets, net	9,784	10,339
Right-of-use assets	30,245	31,447
Other assets	8,504	8,970
Total assets	$190,626	$199,035
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable and accrued expenses	$26,170	$33,635
Deferred revenue	6,366	6,256
Operating lease liabilities, current	6,574	6,334
Tax receivable agreement liability, current	500	—
Other current liabilities	98	98
Total current liabilities	39,708	46,323
Operating lease liabilities, non-current	31,314	33,043
Tax receivable agreement liability, non-current	100	500
Warrant liability	1,365	2,090
Other long-term liabilities	2,900	2,302
Total liabilities	75,387	84,258
Stockholders’ equity
Preferred Stock - $0.0001 par value; 75,000,000 shares authorized; no shares issued and outstanding at March 31, 2023 and December 31, 2022	—	—
Class A Common Stock - $0.0001 par value; 1,500,000,000 shares authorized; 92,573,466 shares issued and outstanding at March 31, 2023 and 92,062,468 shares issued and outstanding at December 31, 2022	9	9
Class V Common Stock - $0.0001 par value; 500,000,000 shares authorized, 55,486,361 shares issued and outstanding at March 31, 2023 and December 31, 2022	5	5
Additional paid-in capital	72,444	67,986
Accumulated deficit	(57,095)	(54,620)
Total WM Technology, Inc. stockholders’ equity	15,363	13,380
Noncontrolling interests	99,876	101,397
Total stockholders’ equity	115,239	114,777
Total liabilities and stockholders’ equity	$190,626	$199,035

WM TECHNOLOGY, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In thousands, except for share data)

	Three Months Ended March 31,
	2023	2022
Revenues	$48,007	$57,452

Operating expenses
Cost of revenues (exclusive of depreciation and amortization shown separately below)	3,494	3,740
Sales and marketing	12,060	21,882
Product development	10,934	13,090
General and administrative	22,500	29,055
Depreciation and amortization	3,167	3,945
Total operating expenses	52,155	71,712
Operating loss	(4,148)	(14,260)
Other income (expenses)
Change in fair value of warrant liability	725	(18,219)
Change in tax receivable agreement liability	(100)	—
Other expense, net	(446)	(502)
Loss before income taxes	(3,969)	(32,981)
Benefit from income taxes	—	(1,748)
Net loss	(3,969)	(31,233)
Net loss attributable to noncontrolling interests	(1,494)	(17,340)
Net loss attributable to WM Technology, Inc.	$(2,475)	$(13,893)

Class A Common Stock:
Basic and diluted loss per share	$(0.03)	$(0.19)

Class A Common Stock:
Weighted average basic and diluted shares outstanding	92,323,757	72,450,204

WM TECHNOLOGY, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(In thousands)

	Three Months Ended March 31,
	2023	2022
Cash flows from operating activities
Net loss	$(3,969)	$(31,233)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	3,167	3,945
Change in fair value of warrant liability	(725)	18,219
Change in tax receivable agreement liability	100	—
Stock-based compensation	4,383	7,517
Deferred tax asset	—	(1,748)
Provision for doubtful accounts	1,951	2,759
Changes in operating assets and liabilities:
Accounts receivable	86	(7,802)
Prepaid expenses and other current assets	2,447	1,617
Other assets	25	—
Accounts payable and accrued expenses	(5,417)	3,132
Deferred revenue	109	(256)
Net cash provided by (used in) operating activities	2,157	(3,850)

Cash flows from investing activities
Purchases of property and equipment	(3,226)	(4,201)
Cash paid for acquisitions, net of cash acquired	—	(713)
Net cash used in investing activities	(3,226)	(4,914)

Cash flows from financing activities
Repayments of insurance premium financing	(1,450)	(3,143)
Distributions	(250)	—
Proceeds from repayment of related party note	88	—
Taxes paid related to net share settlement of equity awards	—	(13)
Net cash used in financing activities	(1,612)	(3,156)

Net decrease in cash	(2,681)	(11,920)
Cash – beginning of period	28,583	67,777
Cash – end of period	$25,902	$55,857

WM TECHNOLOGY, INC. AND SUBSIDIARIES
RECONCILIATION OF NET LOSS TO EBITDA AND ADJUSTED EBITDA
(Unaudited)
(In thousands)

	Three Months Ended March 31,
	2023	2022
Net loss	$(3,969)	$(31,233)
Benefit from income taxes	—	(1,748)
Depreciation and amortization expenses	3,167	3,945
EBITDA	(802)	(29,036)
Stock-based compensation	4,383	7,517
Change in fair value of warrant liability	(725)	18,219
Transaction related bonuses	2,842	1,957
Legal settlements and other legal costs	867	139
Reduction in force	465	—
Transaction costs	—	251
Change in tax receivable agreement liability	100	—
Adjusted EBITDA	$7,130	$(953)
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(1)    Stock-based compensation expense is recorded in the following expense categories on the accompanying consolidated statements of operations for the three months ended March 31, 2023 and 2022:

	Three Months Ended March 31,
	2023	2022
Sales and marketing	$897	$1,811
Product development	1,168	1,412
General and administrative	2,318	4,294
Total stock-based compensation expense	4,383	7,517
Amount capitalized to software development	298	410
Total stock-based compensation cost	$4,681	$7,927

WM TECHNOLOGY, INC. AND SUBSIDIARIES
SELECTED KEY OPERATING METRICS
(Unaudited)

Selected Key Operating Metrics

	Three Months Ended March 31,
	2023	2022
Average monthly paying clients	5,641	5,026
Average monthly revenue per paying client	$2,837	$3,810

Contacts

Investor Relations:
investors@weedmaps.com

Media Contract:
press@weedmaps.com